John Hancock Funds II
Supplement dated December 19, 2008
to the Class 1 and Class NAV Prospectuses dated December 31, 2007
Science & Technology Fund
Effective January 1, 2009, Ken Allen will replace Michael Sola as the portfolio manager of the Science & Technology Fund. Mr. Allen is a Vice President at T. Rowe Price Associates, Inc. (“T. Rowe Price”) and joined T. Rowe Price in 2000.
Small Cap Opportunities Fund
Subadviser Change
At the December 17-19, 2008 Board of Trustees meeting, the Board approved changing the subadviser for the Small Cap Opportunities Fund from Munder Capital Management to Dimensional Fund Advisors LP (“Dimensional”). The new subadvisory agreement with Dimensional will not result in any change in the level or scope of subadvisory services provided to the Fund.
Investment Policy Change
At the December 17-19, 2008 Board of Trustees meeting, the Board approved the amended and restated investment policies as described below.
DFA generally will invest the DFA Subadvised Assets in a broad and diverse group of readily marketable common stocks of small and mid cap companies traded on a principal U.S. exchange or on the over-the-counter market that DFA determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value (a “book to market ratio”). In assessing value, DFA may consider additional factors, such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria DFA uses for assessing value are subject to change from time to time. As of the date of this supplement to the prospectus, DFA considers for investment companies whose market capitalizations are generally smaller than the 500th largest U.S. company. DFA uses a market capitalization weighted approach in weighing portfolio securities. See “Market Capitalization Weighted Approach” below. DFA does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.
DFA may sell portfolio securities when the issuer’s market capitalization increases to a level that substantially exceeds that of the issuer with the largest market capitalization that is then eligible for investment by the DFA Subadvised Assets. In addition, DFA may sell portfolio securities when their book to market ratios fall below those of the security with the lowest such ratio that is then eligible for purchase by the DFA Subadvised Assets. However, DFA anticipates generally to retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuers’ book to market ratios.
The total market capitalization ranges, and the value criteria used by DFA for the DFA Subadvised Assets, as described above, generally apply at the time of purchase. DFA will not be required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, DFA is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in DFA’s judgment, circumstances warrant their sale.

DFA may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. DFA may enter into futures contracts and options on futures contracts for U.S. equity securities and indices. DFA may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. equity markets while maintaining liquidity.
Under normal market conditions, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies.
Market Capitalization Weighted Approach
The strategy used by DFA in managing the DFA Subadvised Assets involves market capitalization weighting in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting will be adjusted by DFA for a variety of factors. Additionally, DFA may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by DFA given market conditions. DFA may deviate from market capitalization weighting to limit or fix the exposure of the DFA Subadvised Assets to a particular issuer to a maximum proportion of the assets of the DFA Subadvised Assets. DFA may exclude the stock of a company that meets applicable market capitalization criterion if DFA determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting. A more complete description of Market Capitalization Weighted Approach is set forth in the SAI.

Change in Benchmark Index
The benchmark index for the Small Cap Opportunities Fund has changed from the Russell 2000 Value Index to the Russell 2000 Index since the Russell 2000 Index more accurately reflects the combined investment style of the two subadvisers to the Small Cap Opportunities Fund. The Average Annual Total Returns Table for the Period Ended December 31, 2006 is amended to reflect this change:

		Since	Date of
	One Year	Inception	Inception
Class 1 before tax	10.82%	14.63%	10/14/2005
Class 1 after tax on distributions A	9.38%	13.33%
Class 1 after tax on distributions, with sale A	7.04%	11.71%
Class NAV before tax	10.89%	14.68%	10/14/2005
Class NAV after tax on distributions A	9.43%	13.37%
Class NAV after tax on distributions, with sale A	7.08%	11.75%
Russell 2000 Index	18.37%	13.33%
Russell 2000 Value Index	23.48%	24.61%

A After-tax returns for the class of shares are calculated using the historical highest individual federal marginal income-tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown.
The following information supplements the biographical information found under the “Subadvisory Arrangements and Management Biographies” section under “Dimensional Fund Advisors LP””

Fund	Portfolio Managers
Small Cap Opportunities Fund	Stephen A. Clark
•	Stephen A. Clark. Senior Portfolio Manager and Vice President of Dimensional and chairman of Dimensional’s Investment Committee. Mr. Clark received his MBA from the University of Chicago and his BS from Bradley University. Mr. Clark joined the Advisor in 2001 and has been responsible for the portfolio management group since January 2006. Mr. Clark has coordinated the efforts of portfolio managers with respect to the day to day management of the Small Cap Opportunities Fund since December, 19 2008.
Mid Cap Value Fund
Subadviser Change
At the December 17-19, 2008 Board of Trustees meeting, the Board approved changing the subadviser for the Mid Cap Value Fund from Lord, Abbett & Co. LLC T. Rowe Price Associates, Inc. (“T. Rowe Price”), effective on or about December 19, 2008. The new subadvisory agreement with T. Rowe Price will not result in any change in the level or scope of subadvisory services provided to the Fund.
Investment Policy Change
At the December 17-19, 2008 Board of Trustees meeting, the Board approved the amended and restated investment policies as described below.

Under normal market conditions, the Fund invests at least 80% of its net assets in companies with market capitalizations that are within the Russell MidCap Index ($302 million to $49.2 billion as of February 29, 2008) or the Russell MidCap Value Index ($463 million to $49.3 billion as of February 29, 2008). The Fund invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
     The subadviser employs a value approach in selecting investments. The subadviser’s in-house research team seeks to identify companies whose stock prices do not appear to reflect their underlying values. The subadviser generally looks for companies with one or more of the following characteristics:
•	Low stock prices relative to net assets, earnings, cash flow, sales or business franchise value;

•	Demonstrated or potentially attractive operating margins, profits and/or significant cash flow generation;

•	Sound balance sheets and other positive financial characteristics;

•	Significant stock ownership by management; and

•	Experienced and capable management.
     The Fund’s sector exposure is broadly diversified as a result of stock selection and therefore may vary significantly from its benchmark, the Russell MidCap Value Index. The market capitalization of companies in the Fund and in the indices changes over time. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside these ranges.
     The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
     In pursuing the Fund’s investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.
     The Fund may invest in IPOs. The Fund may purchase other types of securities, for example: convertible securities and warrants, foreign securities (up to 20% of total assets), certain ETFs, and certain derivatives (investments whose value is based on indices or other securities). For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.
     The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The Fund may invest reserves in U.S. dollar currencies and non-U.S. dollar currencies.
     The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and risks associated therewith.
     Except as otherwise stated under “Additional Investment Policies — Temporary Defensive Investing” the Fund normally has less than 10% of its assets in cash and cash equivalents.

The following information supplements the biographical information found under the “Subadvisory Arrangements and Management Biographies” section under “T. Rowe Price Associates, Inc.””

Fund	Portfolio Managers
Mid Cap Value Fund	David J. Wallack
David J. Wallack. Vice President; Mr. Wallack joined T. Rowe Price in 1990. Mr. Wallack has managed the Mid Cap Value Fund since December 19, 2008.

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